UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2026
___________________________________

MasTec, Inc.
(Exact Name of Registrant as Specified in Its Charter)
___________________________________

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor
Coral Gables, Florida 33134
(Address of Principal Executive Office)
Registrant's telephone number, including area code (305) 599-1800
(Former Name or Former Address, if Changed Since Last Report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	MTZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02 Results of Operations and Financial Condition.
The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 24, 2026, the Board of Directors (the “Board”) of MasTec, Inc. (the “Company”) appointed Mr. Alexander Benjamin Spiro as a Class III director to fill a vacancy in that Board Class following an increase in the size of the Board from nine (9) to ten (10) directors. In accordance with the Company’s Amended and Restated Bylaws and the Florida Business Corporation Act, Mr. Spiro will serve for an initial term ending at the Company’s 2027 Annual Meeting of Shareholders. Mr. Spiro has also been appointed to the Compensation Committee of the Board.
There are no arrangements or understandings between Mr. Spiro and any other person pursuant to which Mr. Spiro was appointed as a director of the Company.
Mr. Spiro will participate in the standard non-employee director compensation arrangements described under the section entitled “Compensation of Directors” in the Company’s 2026 Proxy Statement, filed with the Securities and Exchange Commission on April 9, 2026.
Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction, nor is there any currently proposed transaction, in which Mr. Spiro had or will have a direct or indirect material interest in which the amount involved exceeded or would exceed $120,000.
ITEM 7.01 Regulation FD Disclosure.
On July 30, 2026, the Company announced its financial results for the six months and quarter ended June 30, 2026. In addition, the Company issued guidance for the quarter ending September 30, 2026 and year ending December 31, 2026, in each case as set forth in the earnings press release. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description

99.1	Press Release, July 30, 2026
104	The cover page of MasTec, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included with the Exhibit 101 attachments).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date:	July 30, 2026	By:	/s/ Alberto de Cardenas
		Name:	Alberto de Cardenas
		Title:	Executive Vice President, General Counsel and Secretary